Exhibit 10.2

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Agreement”) is made and entered into as of the 25th day of September, 2009, by and among JPMorgan Chase Bank, N.A. (the “Escrow Agent”), Celsion Corporation, a Delaware corporation (the “Company”) and Needham & Company, LLC (“Needham” or the “Placement Agent”).

WITNESSETH:

WHEREAS, the Company proposes to sell an aggregate of up to 2,018,153 units (the “Units”), with each Unit consisting of (i) one share (each, a “Share” and, collectively, the “Shares”) of the common stock, par value $0.01 per share (the “Common Stock”) of the Company and (ii) one warrant to purchase 0.5 shares of Common Stock (the “Warrant” and, collectively, the “Warrants”), for a purchase price of $3.50 per Unit, all as described in the Company’s effective Registration Statement filing on Form S-3 (No. 333-158402), as the same may be amended or supplemented, including through any prospectus supplement or free writing prospectus (which, together with all amendments or supplements thereto is referred to herein as the “Registration Statement”);

WHEREAS, the Units are being offered by the Company to subscribers identified by the Placement Agent, pursuant to the terms of the Placement Agent Agreement, dated as of the date hereof (the “Placement Agent Agreement”), by and between the Company and the Placement Agent, and the Subscription Agreements executed by the subscribers (the “Subscription Agreements”).  The Escrow Agent has not (i) received a copy of, (ii) has not reviewed, (iii) is not a party to and (iv) will not be held responsible for the terms of the Registration Statement, Placement Agent Agreement or the Subscription Agreements;

WHEREAS, with respect to all subscription payments received from subscribers who elect to settle the Shares included in the Units purchased by such subscribers through delivery via The Depository Trust Company’s Deposit/Withdrawal at Custodian system (“DWAC”) pursuant to its instructions (“DWAC Subscribers”), the Company and the Placement Agent propose to establish an escrow account with the Escrow Agent in the name of the Company at 4 New York Plaza, New York, New York 10004; and

WHEREAS, upon execution of the Subscription Agreements by the Company, the Escrow Agent is willing to receive and disburse the proceeds from the offering of the Shares and Warrants purchased by the DWAC Subscribers in accordance herewith.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Deposit of Escrowed Funds.  The Placement Agent is hereby directed by the Company to instruct the DWAC Subscribers to wire to or deposit with the Escrow Agent funds of such subscribers delivered in payment for their respective Shares and Warrants (the “Escrowed Funds”).  Upon receipt of Escrowed Funds from such subscribers, the Escrow Agent shall credit such Escrowed Funds to a non-interest bearing account held by the Escrow Agent.  The wire instructions for such subscriber funds are set forth in the notice provision for the Escrow Agent in Section 8 to this Agreement and in Section 3.3 of Annex I to the Subscription Agreements.

2.                                       Acceptance.  Upon receipt of the Escrowed Funds, the Escrow Agent shall acknowledge such receipt in writing (which may be by means of electronic mail) to the Company and the Placement Agent and shall hold and disburse the same pursuant to the terms and conditions of this Agreement.  The Escrow Agent shall have no duty to verify whether the amounts delivered comport with the requirements of any other agreement.

3.                                       List of DWAC Subscribers.  The Placement Agent is hereby directed by the Company to furnish or cause to be furnished to the Escrow Agent, at the time of each deposit of funds pursuant to Section 1, a list, substantially in the form of Exhibit A hereto, containing the name of, the address of record, the number of Shares and Warrants included in the Units subscribed for by, the subscription amount delivered to the Escrow Agent on behalf of, and the social security or taxpayer identification number, if applicable, of each subscriber whose funds are being deposited.  The Escrow Agent shall notify the Placement Agent and the Company of any discrepancy between the subscription amounts set forth on any list delivered pursuant to this Section 3 and the subscription amounts received by the Escrow Agent.  The Escrow Agent is authorized, with the consent of the Company, not to be unreasonably withheld, to revise such list to reflect the actual subscription amounts received and the release of any subscription amounts pursuant to Section 4.  The Company and the Placement Agent shall furnish the Escrow Agent with their respective W-8 or W-9 forms, as the case may be.

4.                                       Withdrawal of Subscription Amounts.

(a)           If the Escrow Agent shall receive a notice, substantially in the form of Exhibit B hereto (an “Offering Termination Notice”), from the Company, the Escrow Agent shall promptly after receipt of such Offering Termination Notice, send to each subscriber listed on the list held by the Escrow Agent pursuant to Section 3 whose total subscription amount shall not have been released pursuant to paragraph (b) or (c) of this Section 4, a check to the order of such subscriber in the amount of the remaining subscription amount held by the Escrow Agent as set forth on a listing provided to the Escrow Agent by the Placement Agent.  The Escrow Agent shall notify the Company and the Placement Agent of the distribution of such funds to the DWAC Subscribers.  The Placement Agent shall ensure that the Escrow Agent has been provided each DWAC Subscriber’s address of record for the purpose of issuing a check pursuant to this Section 4(a).

(b)           In the event that (i) the Units have been subscribed for and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Closing Date (as defined below) and (ii) no Offering Termination Notice shall have been delivered to the Escrow Agent, the Company and the Placement Agent shall deliver to the Escrow Agent on the Closing Date a joint notice, substantially in the form of Exhibit C hereto (a “Closing Notice”), designating the date on which the Shares and Warrants included in the Units are to be sold and delivered to the DWAC Subscribers thereof (the “Closing Date”), the proceeds of which are to be distributed on such Closing Date, and identifying the DWAC Subscribers and the number of

Shares to be sold to each thereof on such Closing Date.  The Escrow Agent, after receipt of such Closing Notice, shall, on such Closing Date, pay to the Company, the Placement Agent and its counsel (if applicable), in federal or other immediately available funds and otherwise in the amounts and in the manner specified by the Company and the Placement Agent in such Closing Notice, an aggregate amount equal to the aggregate of the subscription amounts paid by the DWAC Subscribers identified in such Closing Notice for the Shares and Warrants included in the Units to be sold on such Closing Date as set forth on Schedule I to such Closing Notice.

(c)           If at any time and from time to time prior to the release of any DWAC Subscriber’s total subscription amount pursuant to paragraph (a) or (b) of this Section 4 from escrow, the Company shall deliver to the Escrow Agent a notice, substantially in the form of Exhibit D hereto (a “Subscription Termination Notice”), to the effect that any or all of the subscriptions of such subscriber have been rejected by the Company (a “Rejected Subscription”), the Escrow Agent promptly after receipt of such Subscription Termination Notice and, if such subscriber delivered a check in payment of its Rejected Subscription, after the clearance of such check, shall send to such subscriber, in the manner set forth in paragraph (d) of this Section 4, a check to the order of such subscriber in the amount of such Rejected Subscription amount as indicated in the Subscription Termination Notice.

(d)           For the purposes of this Section 4, any check that the Escrow Agent shall be required to send to any subscriber or the Company shall be sent to such subscriber or the Company by first class mail, postage prepaid, at such subscriber’s address furnished to the Escrow Agent pursuant to Section 3 or the Company’s address as set forth in Section 8(b).

5.                                       Escrow Agent; Duties and Liabilities.

(a)           It is expressly understood and agreed by the parties that (i) the duties of the Escrow Agent, as herein specifically provided, are purely ministerial in nature; (ii) the Escrow Agent shall not have any duty to deposit or to invest the Escrowed Funds except as provided herein, (iii) the Escrow Agent shall not be responsible or liable in any manner whatsoever for, or have any duty to inquire into, the sufficiency, correctness, genuineness or validity of the notices it receives hereunder, or the identity, authority or rights of any of the parties; provided, however, that it shall only act to transfer Escrowed Funds upon instructions of Person(s) Designated to Give Funds Transfer Instructions and Person(s) Designated to Confirm Funds Transfer Instructions who are designated on Schedule 1 hereto; (iv) the Escrow Agent shall have no duties or responsibilities in connection with the Escrowed Funds, other than those specifically set forth in this Agreement; (v) the Escrow Agent shall not incur any liability in acting upon any signature, written notice, request, waiver, consent, receipt, or any other paper or document reasonably believed by the Escrow Agent to be genuine; (vi) the Escrow Agent may assume that any person reasonably purporting to have authority to give notices on behalf of any of the parties in accordance with the provisions hereof has been duly authorized to do so; (vii) the Escrow Agent shall incur no liability whatsoever except for such resulting from its willful misconduct or gross negligence, so long as the Escrow Agent has acted in good faith in the performance of its duties hereunder; and (viii) upon the Escrow Agent’s performance of its obligations under Section 4 hereof, the Escrow Agent shall be relieved of all liability, responsibility and obligation with respect to the Escrowed Funds or arising out of or under this Agreement.

(b)           The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or towards its enforcement or performance, or to appear in, prosecute or defend any action or legal proceeding.  The Escrow Agent also shall not be under any obligation to file any return, or pay or withhold any income or other tax payable with respect to any Escrowed Funds unless required by law, or the disbursement thereof, any payment of or in respect of which shall constitute a Loss under Section 6 below, and the Placement Agent and the Company agree to provide to Escrow Agent such information and documentation as Escrow Agent may reasonably request in connection therewith.

(c)           In the event of any disagreement relating to the Escrowed Funds or the disbursement thereof resulting in adverse claims or demands being made in connection with the Escrowed Funds or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Funds, but only to the extent of the Escrowed Funds in controversy, until the Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction regarding the proper disposition or (ii) a joint letter of instruction from the Company and the Placement Agent directing delivery of the Escrowed Funds, in which event the Escrow Agent shall disburse the Escrowed Funds in accordance with such order or letter.  Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that the order is final and non-appealable.  The Escrow Agent shall act on such court order and legal opinion without further question.  If a proceeding for such determination is not begun and diligently continued, the Escrow Agent may make an ex parte application, or bring any appropriate action, for leave to deposit the Escrowed Funds in the Supreme Court of the State of New York, County of New York seeking such determination or such declaratory relief as the Escrow Agent shall deem reasonably necessary under the circumstances, and the parties each hereby irrevocably consent to the entering of an ex parte order pursuant to all applicable laws, rules and procedures of the State of New York and such court.  The Escrow Agent shall be reimbursed by the Company, for all of the Escrow Agent’s reasonable documented costs and expenses of such action or proceeding, including, without limitation, attorneys’ fees and disbursements.

(d)           The Escrow Agent does not have any interest in the Escrowed Funds deposited hereunder and is serving as escrow agent only and having only possession thereof.  The parties hereto shall provide the Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications.  Section 5(c) and this Section 5(d) shall survive any termination of this Agreement or the resignation of the Escrow Agent in accordance with Section 5(h) below.

(e)           None of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(f)            The Escrow Agent may consult with counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.  The Escrow Agent shall not be liable for any action taken or omitted by it in accordance with the advice or opinion of such counsel.

(g)           The Escrow Agent shall have no obligation to, and shall not, invest any cash held by the Escrow Agent.

(h)           The Escrow Agent may at any time resign by giving ten (10) days written notice of resignation to the Company and the Placement Agent.  Upon receiving such notice of resignation, the Company and the Placement Agent shall promptly appoint a successor and, upon the acceptance by the successor of such appointment, release the resigning Escrow Agent from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to the resigning Escrow Agent and the successor.  If no successor shall have been so appointed and have accepted appointment within forty-five (45) days after the giving of such notice of resignation, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor.

(i)            Any  corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation, association or other similar entity resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any partnership, corporation or other similar entity succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(j)            No printed or other matter in any language (including, without limitation, the Registration Statement, notices, reports and promotional material) which mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless the Escrow Agent shall first have given its specific written consent thereto. The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Registration Statement.

6.                                       Indemnification of Escrow Agent.  The Company (the “Indemnifying Party”) hereby agrees to indemnify and hold the Escrow Agent and its affiliates and their respective directors, officers, agents and employees (the “Indemnitees”) harmless from and against any and all liabilities, obligations, damages, losses, claims, encumbrances, costs or expenses (including reasonable attorneys’ fees and expenses) (any or all of the foregoing herein referred to as a “Loss”) arising hereunder or under or with respect to the Escrowed Funds, unless it is finally determined by a court of competent jurisdiction that such Losses resulted directly from the willful misconduct or gross negligence of the Indemnitee.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent  be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.  The provisions of this Section 6 shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent for any reason.

7.                                       Escrow Agent Fee.  In consideration of the services rendered by the Escrow

Agent hereunder, the Escrow Agent shall receive a fee from the Company in the amount of Two Thousand Five Hundred Dollars ($2,500), which shall be paid by the Company within two (2) business days following the execution of this Agreement or as otherwise agreed to by the Company and the Escrow Agent.

8.                                      Notices.  (a) All communications hereunder shall be in writing and shall be deemed to be duly given and received:

(i)                                   upon delivery if delivered personally or upon confirmed transmittal if by facsimile;

(ii)                               on the next Business Day (as hereinafter defined) if sent by overnight courier; or

(iii)                            four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt  requested, to the appropriate notice address set forth in this Section 8 or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 8, such communications shall be deemed to have been given on the date received by the Escrow Agent.  In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate.  “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth herein is authorized or required by law or executive order to remain closed.

(b)                                 Any notice or other communications provided hereunder pursuant to subsection (a) above shall be addressed as follows:

If to the Escrow Agent, to:

JPMorgan Chase Bank, N.A.
4 New York Plaza, 21st Floor
New York, N.Y. 10004
Attention: Audrey Mohan
Phone: (212) 623-5078
Fax: (212) 623-6168

with wire transfers to:

JPMorgan Chase Bank, N.A.
ABA # 021000021
Account Name: Needham/ Celsion Corporation
Account Number: 806031183
Attention: Audrey Mohan
Phone: (212) 623-5078

If to Company, to:

Celsion Corporation

0220-L Old Columbia Road

Columbia, Maryland 21046

3 West Main Street, Suite 201

Attention:  Sean Moran, Sr. Vice President and Chief Financial Officer

Facsimile:  (410) 290-5394

with a copy to (which shall not constitute notice):

Seyfarth Shaw LLP

620 Eighth Avenue

New York, New York 10018

Attention:  Blake Hornick, Esq.

Facsimile:  (212) 218-5526

(c)                                If to Needham, to:

Needham & Company, LLC
445 Park Avenue
New York, NY 10022
Attention:  Peter Bennett
Facsimile:  (212) 751-1450

with a copy to (which shall not constitute notice):

Proskauer Rose LLP
1585 Broadway
New York, NY 10036
Attention: Stuart Bressman, Esq.
Facsimile:  (212) 969-2900

or to such other address or account information as hereafter shall be designated in writing by the applicable party.

9.                                       Security Procedures.   In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement, as indicated herein), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 1 hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent.  If the Escrow Agent is unable to contact any of the authorized representatives identified on Schedule 1 hereto, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of the Company’s executive officers (“Executive Officers”), which shall include the titles of President and Chief Executive Officer; Vice President - Finance and Chief Financial Officer; and Vice President and General Counsel as the Escrow Agent may select.  Such

Executive Officer shall deliver to the Escrow Agent a fully executed Incumbency Certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer.  The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company or the Placement Agent to identify (i) the beneficiary, (ii) the beneficiary’s bank or (iii) an intermediary bank.  The Escrow Agent may apply any of the Escrowed Funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated.  The parties to this Agreement acknowledge that these security procedures are commercially reasonable.

10.                                 Account Opening Information/TINs.   IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

(a)           For accounts opened in the United States: to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When an account is opened, the Escrow Agent will ask for information that will allow it to identify relevant parties.

(b)           For non-United States accounts:  to help in the fight against the funding of terrorism and money laundering activities the Escrow Agent is required, along with all financial institutions, to obtain, verify and record information that identifies each person who opens an account.  When an account is opened, the Escrow Agent will ask for information that will allow it to identify relevant parties.

11.                                 Entire Agreement.   This Agreement and any exhibits and schedules hereto constitute the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersede all negotiations, preliminary agreements and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof. Any exhibits and schedules hereto are hereby incorporated into and made a part of this Agreement.

12.                                 Amendments.   No amendment, waiver, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all parties or by their duly authorized agents.  Waiver of any provision of this Agreement shall not be deemed a waiver of future compliance therewith and such provision shall remain in full force and effect.

13.                                 Severability.   In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable.

14.                                 Governing Law.   This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

15.                                 Submission to Jurisdiction.   ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO HEREBY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF.  THE PARTIES HERETO HEREBY IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED HEREIN.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

16.                                 Headings and Captions.   The titles or captions of paragraphs in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.

17.                                 Gender and Number.   Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context.

18.                                 Counterparts.   This Agreement may be executed in any number of counterparts and such signature pages may be electronically delivered (including by facsimile), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and in making proof hereof, it shall not be necessary to produce or account for more than one such counterpart.

19.                                 Binding Effect on Successors and Assigns.   This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns, and the subscribers of the Shares and Warrants.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto (and their respective legal representatives, heirs, successors and assigns), any rights, remedies, obligations or liabilities.

20.                                 Termination.   Upon delivery of the Escrowed Funds to the Company, or the DWAC Subscribers pursuant to Section 4 hereof, by the Escrow Agent, this Agreement shall terminate, subject to the provisions of Section 6 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ESCROW AGENT:		COMPANY:

JPMORGAN CHASE BANK, N.A.		CELSION CORPORATION

By:	/s/ Michael Kuzmicz	By:	/s/ Sean Moran
	Name: Michael Kuzmicz		Name: Sean Moran
	Title: Vice President		Title: Chief Financial Officer

PLACEMENT AGENT:

NEEDHAM & COMPANY, LLC

By:	/s/ Charles V. Baltic III
Name: Charles V. Baltic
Managing Director

[Escrow Agreement — Signature Page]

Schedule 1
Telephone Number(s) and signature(s) for
Persons Designated to give Funds Transfer Instructions

If to Company:

	Name	Telephone Number	Signature

1.

2.

3.

If to the Placement Agent:

	Name	Telephone Number	Signature

1.

2.

3.

Telephone Number(s) for Call-Backs and
Persons Designated to Confirm Funds Transfer Instructions

If to Company:

	Name	Telephone Number

1.

2.

3.

If to the Placement Agent:

	Name	Telephone Number

1.

2.

3.

Telephone call backs shall be made to both the Company and the Placement Agent if joint instructions are required pursuant to the agreement.  All funds transfer instructions must include the signature of the person(s) authorizing said funds and must not be the same person authorizing said transfer.

EXHIBIT A

DWAC SUBSCRIBERS

[Intentionally Omitted]

A-1

EXHIBIT B

FORM OF OFFERING TERMINATION NOTICE

[                       ], 2009

JPMorgan Chase Bank, N.A.
4 New York Plaza
21st Floor
New York, NY 10004
Attention:  Audrey Mohan

Ladies and Gentlemen:

Pursuant to Section 4(a) of the Escrow Agreement, dated as of September [  ], 2009 (the “Escrow Agreement”), among Celsion Corporation, a Delaware corporation (the “Company”), Needham & Company, LLC (“Needham”) and you, the Company hereby notifies you of the termination of the offering of the Units (as defined in the Escrow Agreement) and directs you to make payments to DWAC Subscribers as provided for in Section 4(a) of the Escrow Agreement.

Very truly yours,

CELSION CORPORATION

By:
Name:
Title:

B-1

EXHIBIT C

FORM OF CLOSING NOTICE

September [  ], 2009

JPMorgan Chase Bank, N.A.
4 New York Plaza
21st Floor
New York, NY 10004
Attention:  Audrey Mohan

Ladies and Gentlemen:

Pursuant to Section 4(b) of the Escrow Agreement, dated as of September [   ], 2009 (the “Escrow Agreement”), among Celsion Corporation, a Delaware corporation (the “Company”), Needham & Company, LLC (the “Placement Agent”) and you, the Company hereby certifies that it has received subscriptions for the Units (as defined in the Escrow Agreement) and the Company will, subject to and in accordance with the terms of the Placement Agent Agreement and the Subscription Agreements, as defined in the Escrow Agreement, sell and deliver the Shares and Warrants (as those terms are defined in the Escrow Agreement) to the DWAC Subscribers thereof at a closing to be held on September [   ], 2009 (the “Closing Date”).  The names of the DWAC Subscribers concerned, the number of Shares and Warrants subscribed for by each of such subscribers and the related subscription amounts are set forth on Schedule I annexed hereto.

Please accept these instructions as standing instructions for the closing to be held on the Closing Date.  The parties hereto certify that they do not wish to have a call back regarding these instructions.  The parties hereto further certify that their instructions may be electronically transmitted to you by facsimile.

We hereby request that the aggregate subscription amount be paid to the Placement Agent, its counsel and us as follows:

1.	To the Company, $[ ] as follows:

	Bank Name:	[ ]
	Address:	[ ]
	A/C Name:	Celsion Corporation
	A/C #:	[ ]
	ABA #:	[ ]

2.	To Needham, $[ ] as follows:

	Bank:	[ ]

	ABA #:	[ ]
	A/C#:	[ ]
	A/C Name:	[ ]

3.	To Proskauer Rose LLP, $[ ], which represents the Placement Agent’s legal fees, as follows:

	Bank:	[ ]
	ABA #:	[ ]
	ACCT.#:	[ ]
	Ref:	[ ]

These instructions may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Very truly yours,

CELSION CORPORATION

By:
Name:
Title:

NEEDHAM & COMPANY, LLC

By:
Name:
Managing Director

SCHEDULE I

to

CLOSING NOTICE

[Intentionally Omitted]

EXHIBIT D

FORM OF SUBSCRIPTION TERMINATION NOTICE

, 2009

JPMorgan Chase Bank, N.A.
4 New York Plaza
21st Floor
New York, NY 10004
Attention:  Audrey Mohan

Ladies and Gentlemen:

Pursuant to Section 4(c) of the Escrow Agreement, dated as of September [   ], 2009 (the “Escrow Agreement”), among Celsion Corporation, a Delaware corporation (the “Company”), Needham & Company, LLC (the “Placement Agent”) and you, the Company hereby notifies you that the following subscription(s) have been rejected:

Name of DWAC Subscriber	Number of Subscribed Shares Rejected	Number of Subscribed Warrants Rejected	Dollar Amount of Rejected Subscription
$

$

Very truly yours,

CELSION CORPORATION

By:
Name:
Title:

D-1